Exhibit 99.1

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(In thousands, except per share and share amounts)	Historical September 30, 2010	Pro Forma Adjustments		Pro Forma September 30, 2010
ASSETS
Current Assets:
Cash and cash equivalents	$41,518	24,648	(5)	$66,166
Accounts receivable, net	38,794			38,794
Income taxes receivable	4,561			4,561
Due from unconsolidated communities	27,824			27,824
Deferred income taxes, net	10,904			10,904
Restricted cash	35,835			35,835
Assets held for sale	2,195			2,195
German assets held for sale	11,871			11,871
German assets held in escrow	65,972			65,972
Prepaid expenses and other current assets	15,115			15,115

Total current assets	254,589	24,648		279,237
Property and equipment, net	236,132			236,132
Due from unconsolidated communities	4,724			4,724
Intangible assets, net	45,725			45,725
Investments in unconsolidated communities	57,967	(5,423	) (1)	52,544
Restricted cash	105,503	8,125	(4)	113,628
Restricted investments in marketable securities	14,264			14,264
Assets held in the liquidating trust	51,872			51,872
Other assets, net	10,061			10,061

Total assets	$780,837	$27,350		$808,187

LIABILITIES AND EQUITY
Current Liabilities:
Current maturities of debt	$59,006	(9,000	) (3)	$50,006
Debt relating to German assets held in escrow and at fair value as of September 30, 2010	65,961			65,961
Debt relating to German assets held for sale and at fair value as of September 30, 2010	11,296			11,296
Accounts payable and accrued expenses	152,545			152,545
Liabilities associated with German assets held for sale	397			397
Deferred revenue	5,438			5,438
Entrance fees	31,303			31,303
Self-insurance liabilities	31,286			31,286

Total current liabilities	357,232	(9,000)		348,232
Debt, less current maturities	80,525			80,525
Outstanding draws on bank credit facility	8,125			8,125
Liquidating trust note payable, at fair value	42,280			42,280
Self-insurance liabilities	56,516			56,516
Deferred gains on the sale of real estate and deferred revenues	21,053	10,200	(2)	31,253
Deferred income tax liabilities	10,904			10,904
Other long-term liabilities, net	117,026			117,026

Total liabilities	693,661	1,200		694,861

Equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized, no shares issued and outstanding	—			—
Common stock, $0.01 par value, 120,000,000 shares authorized, 55,955,813 shares issued and outstanding, net of 428,026 treasury shares,	560			560
Additional paid-in capital	477,585			477,585
Retained loss	(411,917)	26,150	(6)	(385,767)
Accumulated other comprehensive income	16,540			16,540

Total stockholders’ equity	82,768	26,150		108,918

Noncontrolling interests	4,408			4,408

Total equity	87,176	26,150		113,326

Total liabilities and equity	$780,837	$27,350		$808,187

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

(In thousands, except per share amounts)	Historical Nine Months Ended September 30, 2010	Proforma Adjustments		Proforma Nine Months Ended September 30, 2010
Operating revenue:
Management fees	$81,433			$81,433
Buyout fees	53,471			53,471
Resident fees for consolidated communities	268,254			268,254
Ancillary fees	32,535			32,535
Professional fees from development, marketing and other	3,539			3,539
Reimbursed costs incurred on behalf of managed communities	648,479			648,479

Total operating revenues	1,087,711	—		1,087,711
Operating expenses:
Community expense for consolidated communities	199,641			199,641
Community lease expense	45,023			45,023
Depreciation and amortization	29,218			29,218
Ancillary expenses	30,504			30,504
General and administrative	94,111			94,111
Development expense	3,415			3,415
Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation	673			673
Restructuring costs	11,247			11,247
Provision for doubtful accounts	3,386			3,386
Loss on financial guarantees and other contracts	477			477
Impairment of long-lived assets	4,633			4,633
Costs incurred on behalf of managed communities	651,854			651,854

Total operating expenses	1,074,182	—		1,074,182

Loss from operations	13,529	—		13,529
Other non-operating income (expense):
Interest income	949			949
Interest expense	(6,131)			(6,131)
Gain on investments	1,310			1,310
Gain on fair value of liquidating trust note	1,221			1,221
Other expense	(1,132)			(1,132)

Total other non-operating expense	(3,783)	—		(3,783)
Gain on the sale and development of real estate and equity interests	2,863			2,863
Sunrise’s share of loss and return on investment in unconsolidated communities	(3,189)	(5,142	) (7)	(8,331)
Loss from investments accounted for under the profit-sharing method	(10,469)			(10,469)

Loss before provision for income taxes	(1,049)	(5,142)		(6,191)
Provision for income taxes	(1,197)			(1,197)

Loss from continuing operations	$(2,246)	$(5,142)		$(7,388)

Earnings per share data:
Basic and diluted net loss per common share
Loss from continuing operations	$(0.06)	$(0.09)		$(0.15)

Weighted-average shares outstanding – basic and diluted	55,757			55,757

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009

(In thousands, except per share amounts)	Historical Twelve Months Ended December 31, 2009	Proforma Adjustments		Elimination of Other Dispositions after Statement Date		Pro Forma Twelve Months Ended December 31, 2009
Operating revenue:
Management fees	$112,467					$112,467
Resident fees for consolidated communities	350,278			(5,265	) (9)	345,013
Ancillary fees	45,397					45,397
Professional fees from development, marketing and other	13,193					13,193
Reimbursed costs incurred on behalf of managed communities	942,809					942,809

Total operating revenues	1,464,144	—		(5,265)		1,458,879
Operating expenses:
Community expense for consolidated communities	268,319			(4,263	) (9)	264,056
Community lease expense	59,344					59,344
Depreciation and amortization	46,629			(203	) (9)	46,426
Ancillary expenses	42,457			(67	) (9)	42,390
General and administrative	119,905					119,905
Development expense	12,501					12,501
Write-off of capitalized project costs	14,879					14,879
Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation	3,887					3,887
Restructuring costs	33,313					33,313
Provision for doubtful accounts	13,625			(54	) (9)	13,571
Loss on financial guarantees and other contracts	2,053					2,053
Impairment of long-lived assets	31,685					31,685
Costs incurred on behalf of managed communities	947,566					947,566

Total operating expenses	1,596,163	—		(4,587)		1,591,576

Loss from operations	(132,019)	—		(678)		(132,697)
Other non-operating income (expense):
Interest income	1,351					1,351
Interest expense	(10,301)					(10,301)
Gain on investments	3,556					3,556
Other income	5,773			3	(9)	5,776

Total other non-operating income	379	—		3		382
Gain on the sale and development of real estate and equity interests	21,651					21,651
Sunrise’s share of earnings and return on investment in unconsolidated communities	5,673	(5,366	) (7)			307
Loss from investments accounted for under the profit-sharing method	(12,808)					(12,808)

Loss from continuing operations before benefit from income taxes	(117,124)	(5,366)		(675)		(123,165)
Benefit from income taxes	3,880					3,880

Loss from continuing operations	$(113,244)	$(5,366)		$(675)		$(119,285)

Earnings per share data:
Basic and diluted net loss per common share
Loss from continuing operations	$(2.22)	$(0.10)		$(0.01	) (10)	$(2.33)

Weighted-average shares outstanding – basic and diluted	51,391					51,391

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(In thousands, except per share amounts)	Historical Twelve Months Ended December 31, 2008	Proforma Adjustments		Elimination of Other Dispositions after Statement Date		Pro Forma Twelve Months Ended December 31, 2008
Operating revenue:
Management fees	$131,586					$131,586
Resident fees for consolidated communities	340,975			(4,987	) (9)	335,988
Ancillary fees	42,535					42,535
Professional fees from development, marketing and other	44,447					44,447
Reimbursed costs incurred on behalf of managed communities	1,011,431					1,011,431

Total operating revenues	1,570,974	—		(4,987)		1,565,987
Operating expenses:
Community expense for consolidated communities	257,555			(4,387	) (9)	253,168
Community lease expense	59,843					59,843
Depreciation and amortization	39,497			(196	) (9)	39,301
Ancillary expenses	40,202			(71	) (9)	40,131
General and administrative	157,509					157,509
Development expense	34,134					34,134
Write-off of capitalized project costs	95,763					95,763
Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation	30,224					30,224
Restructuring costs	24,178					24,178
Provision for doubtful accounts	20,077			(8	) (9)	20,069
Loss on financial guarantees and other contracts	5,022					5,022
Impairment of long-lived assets	149,644					149,644
Costs incurred on behalf of managed communities	1,004,974					1,004,974

Total operating expenses	1,918,622	—		(4,662)		1,913,960

Loss from operations	(347,648)	—		(325)		(347,973)
Other non-operating income (expense):
Interest income	6,267					6,267
Interest expense	(6,709)					(6,709)
Loss on investments	(7,770)					(7,770)
Other expense	(20,066)			1	(9)	(20,065)

Total other non-operating expense	(28,278)	—		1		(28,277)
Gain on the sale and development of real estate and equity interests	17,374					17,374
Sunrise’s share of loss and return on investment in unconsolidated communities	(13,846)	(13,710	) (7)			(27,556)
Loss from investments accounted for under the profit-sharing method	(1,329)					(1,329)

Loss from continuing operations before benefit from income taxes	(373,727)	(13,710)		(324)		(387,761)
Benefit from income taxes	47,137	4,661	(8)			51,798

Loss from continuing operations	$(326,590)	$(9,049)		$(324)		$(335,963)

Earnings per share data:
Basic and diluted net loss per common share
Loss from continuing operations	$(6.48)	$(0.18)		$(0.01	) (10)	$(6.67)

Weighted-average shares outstanding – basic and diluted	50,345					50,345

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

(In thousands, except per share amounts)	Historical Twelve Months Ended December 31, 2007	Proforma Adjustments		Elimination of Other Dispositions after Statement Date		Pro Forma Twelve Months Ended December 31, 2007
Operating revenue:
Management fees	$122,293					$122,293
Resident fees for consolidated communities	323,007			(4,383	) (9)	318,624
Ancillary fees	51,127					51,127
Professional fees from development, marketing and other	29,546					29,546
Reimbursed costs incurred on behalf of managed communities	956,047					956,047

Total operating revenues	1,482,020	—		(4,383)		1,477,637
Operating expenses:
Community expense for consolidated communities	231,780			(3,832	) (9)	227,948
Community lease expense	62,307					62,307
Depreciation and amortization	42,601			(196	) (9)	42,405
Ancillary expenses	53,294			(51	) (9)	53,243
General and administrative	183,546					183,546
Development expense	35,076					35,076
Write-off of capitalized project costs	28,430					28,430
Accounting Restatement, Special Independent Committee inquiry, SEC investigation and stockholder litigation	51,707					51,707
Provision for doubtful accounts	7,709			(22	) (9)	7,687
Loss on financial guarantees and other contracts	22,005					22,005
Impairment of owned communities and land parcels	7,641					7,641
Costs incurred on behalf of managed communities	956,047					956,047

Total operating expenses	1,682,143	—		(4,101)		1,678,042

Loss from operations	(200,123)	—		(282)		(200,405)
Other non-operating income (expense):
Interest income	9,492					9,492
Interest expense	(5,179)					(5,179)
Other expense	(5,792)			2	(9)	(5,790)

Total other non-operating expense	(1,479)	—		2		(1,477)
Gain on the sale and development of real estate and equity interests	105,081					105,081
Sunrise’s share of earnings and return on investment in unconsolidated communities	107,347	(4,628	) (7)			102,719
Income from investments accounted for under the profit-sharing method	22					22

Income from continuing operations before provision for income taxes	10,848	(4,628)		(280)		5,940
Provision for income taxes	(13,323)	1,574	(8)			(11,749)

Loss from continuing operations	$(2,475)	$(3,054)		$(280)		$(5,809)

Earnings per share data:
Basic and diluted net loss per common share
Loss from continuing operations	$(0.05)	$(0.06)		$(0.01	) (10)	$(0.12)

Weighted-average shares outstanding – basic and diluted	49,851					49,851

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Basis of Presentation

Effective December 1, 2010, we completed the sale of our joint venture interests in nine limited liability companies in the U.S. and two limited partnerships in Canada (“Joint Venture Interest”), which collectively own 58 communities managed by us, to Ventas, Inc. and certain of its affiliates, pursuant to two purchase and sale agreements, each dated October 1, 2010. The unaudited pro forma financial information is presented to illustrate the effect of the sale of our Joint Venture Interests on our historical financial position and operating results. The unaudited pro forma consolidated balance sheet is as of September 30, 2010 and is based on our historical statements after giving effect to the transaction as if it had occurred on September 30, 2010. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2010 and the twelve months ended December 31, 2009, 2008 and 2007 are based on our historical statements for such periods after giving effect to the transaction as if it had occurred on January 1 of the earliest period presented. The unaudited pro forma financial information should be read in conjunction with our historical consolidated financial statements and notes thereto contained in our 2009 Annual Report on Form 10-K, as amended, filed on March 31, 2010 and our Form 10-Q for the quarter ended September 30, 2010 filed on November 4, 2010.

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of our operations or financial position would have been had the transaction occurred on the respective dates assumed, nor is it necessarily indicative of our future operating results or financial position. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that our management believes to be reasonable.

Note 2 – Pro Forma Adjustments

The unaudited pro forma consolidated balance sheet at September 30, 2010 reflects the following adjustments:

1)	Adjustment to remove our investment in unconsolidated communities.

2)	Reflects deferred management fee revenue arising from the temporary reduction in management fees in 2010 and 2011.

3)	Pay down of debt with proceeds from the transaction.

4)	Proceeds from the transaction used to collateralize letters of credit.

5)	Net cash received from transaction after giving effect to the pay down of debt, the cash collateralization of letters of credit and payment of transaction costs at September 30, 2010.

6)	Reflects the approximate gain on the transaction.

The unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 2009, 2008 and 2007 and for the nine months ended September 30, 2010 reflect the following adjustments:

7)	The elimination of Sunrise’s share of earnings and return on investment in unconsolidated communities sold in the current transaction.

8)	Tax benefit (expense) associated with Sunrise’s share of earnings and return on investment in unconsolidated communities except for 2009 and the nine months ended September 30, 2010 for which we have a full valuation allowance.

9)	The elimination of dispositions classified as discontinued operations at September 30, 2010 but included in continuing operations in historical statements.

10)	The elimination of per share income of dispositions classified as discontinued operations at September 30, 2010 but included in continuing operations in historical statements.